UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 21, 2005

Date of Report (Date of Earliest Event Reported)

Yahoo! Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28018	77-0398689
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

701 First Ave.

Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers

On July 21, 2005, the Board of Directors (the “Board”) of Yahoo! Inc. (“Yahoo!”) appointed Vyomesh Joshi to serve as a director of Yahoo!.   A copy of Yahoo!’s press release announcing Mr. Joshi’s appointment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

The following exhibit is furnished with this report on Form 8-K:

	99.1	Yahoo! Inc. press release dated July 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

	By:	/s/ Michael J. Callahan
Michael J. Callahan
Senior Vice President, General Counsel and Secretary

Date: July 22, 2005

YAHOO!  INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 22, 2005